UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  March 27, 2007


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)


         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)


                733 Third Avenue, New York, New York 10017
            (Address of principal executive offices) (Zip Code)


                              (212) 599-8000
           (Registrant's telephone number, including area code)


      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

      Financial Federal Corporation issued a press release on March 27, 2007 announcing its Board of Directors authorized a $30.0 million increase in the Company's common stock and convertible debt repurchase program. With this increase, $33.8 million is available under the program. The press release is attached as Exhibit 99.1.

      The Company resumed the program earlier this month, and has repurchased 614,000 shares of its common stock for $16.2 million during the month. The Company may repurchase its common stock and convertible debt at times and prices the Company considers appropriate based on market conditions. The Company currently has 26.9 million shares of common stock and $175.0 million of convertible debt outstanding.


Item 9.01  Financial Statements and Exhibits

     (d)  Exhibits:

     The following exhibits are filed herewith:

99.1   Press release dated March 27, 2007


                          EXHIBIT INDEX

Exhibit No.  Description of Exhibit
-----------  ---------------------------------------------------------
99.1         Press release dated March 27, 2007


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

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FINANCIAL FEDERAL CORPORATION
                                       -----------------------------
                                       (Registrant)


                                       By:  /s/ Steven F. Groth
                                            -----------------------------
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)


March 28, 2007
--------------
(Date)

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